Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Brian Goodman, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Golden Matrix Group, Inc. on Form 10-Q/A for the period ended April 30, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Golden Matrix Group, Inc. at the dates and for the periods indicated.

Date: October 28, 2020	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer and President
Principal Executive Officer and Principal Accounting/Financial Officer